Operating Leases and Commitments (Tables)	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Schedule of Future Minimum Rental Payments	Future minimum rental payments under these lease agreements, including renewal options which are considered reasonably certain of exercise, consisted of the following at December 31, 2021:

Amount
2022	$10,087
2023	10,028
2024	9,715
2025	9,374
2026	8,685
Thereafter	58,763
Total	$106,652